EXECUTION COPY

                  FIRST AMENDMENT, dated as of December 5, 2003 (this "Amendment"), to the CREDIT AGREEMENT, dated as of December 6, 2002 (as amended pursuant to this Amendment and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among R.H. DONNELLEY CORPORATION, a Delaware corporation ("Holdings"), R.H. DONNELLEY INC., a Delaware corporation and a wholly owned subsidiary of Holdings ("RHDonnelley" or the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), DEUTSCHE BANK SECURITIES INC., CITIGROUP GLOBAL MARKETS INC. and BEAR, STEARNS & CO. INC., as joint lead arrangers and joint bookrunners (collectively, in such capacities, the "Lead Arrangers"), BEAR STEARNS CORPORATE LENDING INC. and CITICORP NORTH AMERICA, INC., as joint syndication agents (in such capacity, the "Syndication Agents"), BNP PARIBAS and FLEET NATIONAL BANK, as joint documentation agents (collectively, in such capacities, the "Documentation Agents"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity, the "Administrative Agent"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrower and Holdings have requested that the Lenders amend the Credit Agreement to provide for (i) a new tranche of term loans (the "Tranche A-2 Term Loans"), the proceeds of which will be utilized to refinance all currently outstanding Tranche A Term Loans (with any excess to be retained by the Borrower for its general corporate purposes) and which, except as amended hereby, will have the same terms as the Tranche A Term Loans and (ii) a new tranche of term loans (the "Tranche B-2 Term Loans" and, together with the Tranche A-2 Term Loans, the "New Term Loans"), the proceeds of which will be utilized to refinance all currently outstanding Tranche B Term Loans (with any excess to be retained by the Borrower for its general corporate purposes) and which, except as amended hereby, will have the same terms as the Tranche B Term Loans;

                  WHEREAS, the Borrower and Holdings have also requested that the Lenders agree to effect certain other modifications to the Credit Agreement as described herein;

                  WHEREAS, each existing Tranche A Term Lender (an "Existing Tranche A Term Lender") that executes and delivers this Amendment specifically in the capacity of a renewing term tranche A term lender (a "Renewing Tranche A Term Lender") will be deemed (a) to have agreed to the terms of this Amendment,
(b) upon the First Amendment Effective Date (as defined below), to have made a commitment to make Tranche A-2 Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche A Term Lender's outstanding Tranche A Term Loans immediately prior to such effectiveness ("Existing Tranche A Term Loans"), and (c) upon the Refinancing Date (as defined below), to have made Tranche A-2 Term Loans in such amount (not in excess of the amount of its Existing Tranche A Term Loans) as is determined by the Borrower and the Lead Arrangers and notified to such Existing Tranche A Term Lender on or prior to the First Amendment Effective Date by exchanging Existing Tranche A Term Loans in such amount for Tranche A-2 Term Loans in an equal principal amount;

                  WHEREAS, each existing Tranche B Term Lender (an "Existing Tranche B Term Lender", and, together with the Existing Tranche A Term Lenders, the "Existing Term Lenders") that executes and delivers this Amendment specifically in the capacity of a renewing tranche B term lender (a "Renewing Tranche B Term Lender", and together with the Renewing Tranche A Term Lenders, the "Renewing Lenders") will be deemed (a) to have agreed to the terms of this Amendment, (b) upon the First Amendment Effective Date, to have made a commitment to make Tranche B-2 Term Loans in an aggregate principal amount up to, but not in excess of, the aggregate principal amount of such Existing Tranche B Term Lender's outstanding Tranche B Term Loans immediately prior to such effectiveness ("Existing Tranche B Term Loans" and, together with the Existing Tranche A Term Loans, the "Existing Term Loans"), and (c) upon the Refinancing Date, to have made Tranche B-2 Term Loans in such amount (not in excess of the amount of its Existing Tranche B Term Loans) as is determined by the Borrower and the Lead Arrangers and notified to such Existing Tranche B Term Lender on or prior to the First Amendment Effective Date by exchanging Existing Tranche B Term Loans in such amount for Tranche B-2 Term Loans in an equal principal amount;

                  WHEREAS, each existing Revolving Lender (an "Existing Revolving Lender") that executes and delivers this Amendment will be deemed to have agreed to the terms of this Amendment;

                  WHEREAS, each Existing Tranche A Term Lender and each Existing Tranche B Term Lender that executes and delivers this Amendment solely in the capacity of a Tranche A Term Lender or Tranche B Term Lender, as the case may be, and not specifically in the capacity of a Renewing Lender will be deemed to have agreed to the terms of this Amendment but will not be deemed to have any commitment to make Tranche A-2 Term Loans or Tranche B-2 Term Loans;

                  WHEREAS, each Person that executes and delivers this Amendment in the capacity of an additional tranche A-2 term lender (an "Additional Tranche A-2 Term Lender") or in the capacity of an additional tranche B-2 term lender (an "Additional Tranche B-2 Term Lender", and, together with the Additional Tranche A-2 Term Lenders, the "Additional Term Lenders" (which term will include any Existing Term Lender undertaking a commitment in respect of New Term Loans in excess of its Existing Tranche A Term Loans or Existing Tranche B Term Loans, as applicable, to the extent of such excess)) will make Tranche A-2 Term Loans or Tranche B-2 Term Loans, as the case may be ("Additional Term Loans"), on the Refinancing Date, the proceeds of which will be used to repay in full the outstanding principal amount of Tranche A Term Loans and Tranche B Term Loans of Existing Term Lenders that are not Renewing Lenders and the principal amounts, if any, of Existing Tranche A Term Loans or Existing Tranche B Term Loans, as the case may be, of Renewing Lenders that are not exchanged by such Renewing Lenders for Tranche A-2 Term Loans or Tranche B-2 Term Loans, as the case may be, and to pay premiums, fees and expenses in connection with the prepayment of the Tranche A Term Loans and the Tranche B Term Loans and this Amendment (with any excess to be retained by the Borrower for its general corporate purposes);

                  WHEREAS, the Lenders are willing, subject to the terms and conditions set forth herein, to so amend the Credit Agreement; and

                  WHEREAS, the Renewing Lenders and the Additional Term Lenders (collectively, the "New Term Lenders") are severally willing to make the New Term Loans as contemplated hereby, in each case, subject to the terms and conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

     SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and Holdings represents and warrants to each of the Lenders, the Additional Term Lenders and the Administrative Agent that, as of the First Amendment Effective Date:

     2.1. This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     2.2. The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

     SECTION 3. Supplement to the Credit Agreement.

     3.1. Subject to the terms and conditions set forth herein, (i) each Renewing Tranche A Term Lender agrees to make Tranche A-2 Term Loans to the Borrower on the Refinancing Date in such amounts (not in excess of it Existing Tranche A Term Loans) as are determined by the Borrower and the Lead Arrangers and notified to such Lender on or prior to the First Amendment Effective Date by exchanging its Tranche A Term Loans in such amounts for Tranche A-2 Term Loans in an equal principal amount and (ii) each Renewing Tranche B Term Lender agrees to make Tranche B-2 Term Loans to the Borrower on the Refinancing Date in such amounts (not in excess of its Existing Tranche B Term Loans) as are determined by the Borrower and the Lead Arrangers and notified to such Lender on or prior to the First Amendment Effective Date by exchanging its Existing Tranche B Term Loans in such amounts for Tranche B-2 Term Loans in an equal principal amount and (iii) each Additional Term Lender agrees to make Tranche A-2 Term Loans and/or Tranche B-2 Term Loans, as the case may be, to the Borrower on the Refinancing Date in a principal amount equal to such Additional Term Lender's Tranche A-2 Term Loan Commitment or Tranche B-2 Term Loan Commitment, as the case may be. For purposes hereof and of the Credit Agreement, a Person shall become an Additional Term Lender by executing and delivering to the Administrative Agent, on or prior to the Refinancing Date, a written instrument in a form satisfactory to the Administrative Agent (a "Joinder Agreement") pursuant to which such Person (i) commits to make Additional Term Loans on the Refinancing Date in the amounts set forth in such Joinder Agreement and (ii) agrees to become party to the Credit Agreement as a Tranche A-2 Term Lender or a Tranche B-2 Term Lender, as the case may be, and to be bound by the terms and provisions thereof. The "Tranche A-2 Term Loan Commitment" or "Tranche B-2 Term Loan Commitment", as the case may be, of such Additional Term Lender shall be the amount set forth in its Joinder Agreement or such lesser amount as is allocated to it by the Borrower and the Lead Arrangers by notice to such Lender prior to the Refinancing Date. The Tranche A-2 Term Loan Commitments and the Tranche B-2 Term Loan Commitments of the New Term Lenders are several and no New Term Lender shall be responsible for any other New Term Lender's failure to make New Term Loans. The amount of each Renewing Lender's Tranche A-2 Term Loan or Tranche B-2 Term Loan, as applicable, and the amount of each Additional Term Lender's Tranche A-2 Term Loan Commitment or Tranche B-2 Term Loan Commitment, as applicable, shall be recorded by the Administrative Agent on its books on the Refinancing Date and notified to the applicable New Term Lender. For purposes hereof, the "Refinancing Date" shall be a Business Day selected by the Borrower occurring on or after December 8, 2003 and prior to December 15, 2003, on which each of the conditions set forth in Section 3.2 is satisfied. The Borrower shall give the Administrative Agent at least one Business Day's prior written notice of the date selected by it as the Refinancing Date.

     3.2. The obligations of each New Term Lender to make New Term Loans on the Refinancing Date is subject to the satisfaction of the following conditions:

     (a) The conditions set forth in Section 6.4 of the Credit Agreement shall be satisfied on and as of the Refinancing Date, and the Administrative Agent shall have received a certificate of a Responsible Officer, dated as of the Refinancing Date, to such effect.

     (b) The Administrative Agent shall have received a favorable legal opinion of (i) Jones Day, counsel to the Borrower and Holdings, in form and substance reasonably satisfactory to the Administrative Agent, and (ii) Robert J. Bush, Esq., in form and substance satisfactory to the Administrative Agent, addressed to the Administrative Agent and the New Term Lenders and dated the Refinancing Date, covering such matters relating to the New Term Loans, this Amendment, the Credit Agreement as amended hereby, and the other Loan Documents and security interests thereunder as the Administrative Agent may reasonably request.

     (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, the other Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

     (d) To the extent deemed necessary or appropriate by the Administrative Agent, each Security Document shall have been amended to provide the benefits thereof to the New Term Loans and the obligations of the Loan Parties in connection therewith on the same basis as such benefits are provided to the Existing Tranche A Term Loans and the Existing Tranche B Term Loans.

     (e) Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and the New Term Loans and that the Security Documents to which it is a party will continue to apply in respect of the Credit Agreement, as amended hereby, and the Obligations of such Loan Party.

     (f) The aggregate amount of the Additional Tranche A-2 Term Loan Commitments and the Additional Tranche B-2 Term Loan Commitments of the Additional Term Lenders, as set forth in their Joinder Agreements shall equal or exceed the aggregate principal amount of Existing Term Loans of Term Lenders other than any Existing Term Loans of any Renewing Lenders that are refinanced with New Term Loans made by such Renewing Lenders (with any excess to be retained by the Borrower for its general corporate purposes).

     (g) The Administrative Agent shall have received evidence that the Borrower has made or shall concurrently make the payments referred to in Section 4.2(i) of the Credit Agreement (as in effect immediately prior to the Effective Date) or is making such payments on the Refinancing Date with the proceeds of the Additional Term Loans.

     (h) The conditions to effectiveness of this Amendment set forth in Section 5 hereof shall have been satisfied.

     3.3. All New Term Loans made on the Refinancing Date shall have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Tranche A Term Loans and Existing Tranche B Term Loans being refinanced with such New Term Loans, and the Eurodollar Rates applicable to such New Term Loans during such initial Interest Periods shall be the same as those applicable to the Existing Tranche A Term Loans or Existing Tranche B Terms, as the case may be, being refinanced. For purposes of the foregoing, such Interest Periods shall be assigned to the Additional Term Loans of each Additional Term Lender in the same proportion that such Interest Periods applied to the Existing Tranche A Term Loans and Existing Tranche B Term Loans, as the case may be, on the Refinancing Date. The Borrower will not be required to make any payments to Renewing Term Lenders under Section 4.11 of the Credit Agreement in connection with the exchange of their Existing Tranche A Term Loans or Existing Tranche B Term Loans, as the case may be, for New Term Loans.

     3.4. On the Refinancing Date, the Borrower shall apply the proceeds of the Additional Term Loans to (i) prepay in full all Existing Term Loans (after giving effect to New Term Loans made by Renewing Lenders to repay their Existing Term Loans), with any excess to be retained by the Borrower for its general corporate purposes (the "Excess Funded Amount"), including, without limitation, for the redemption of the Existing Subordinated Notes, (ii) make payment of the fee payable to each existing Tranche B Term Lender (including any Renewing Term Lender) under Section 4.2(i) of the Credit Agreement (as in effect immediately prior to the Effective Date) as a result of the prepayment of such Lender's Existing Tranche B Term Loans (to the extent such fee is not otherwise paid as contemplated by Section 3.2(g)), (iii) pay all accrued and unpaid interest on all Existing Term Loans and (iv) pay to each Lender all amounts payable pursuant to Section 4.11 of the Credit Agreement as a result of the prepayment of such Lender's Existing Tranche A Term Loans or Existing Tranche B Term Loans (other than in respect of Existing Term Loans of Renewing Term Lenders that are exchanged for New Term Loans of such Renewing Term Lenders).


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

     3.5. On and after the Refinancing Date, each reference in the Credit Agreement to "Tranche A Term Loans" and "Tranche B Term Loans", including, without limitation, those references contained in the definition of "Interest Period" and in Sections 2.4, 4.1(b) and 4.2(h) of the Credit Agreement, shall be deemed a reference to the Tranche A-2 Term Loans and Tranche B-2 Term Loans,
respectively, contemplated hereby, provided that the references to Tranche A Term Loans and Tranche B Term Loans contained in the definitions of "Applicable Margin", "Commitment", "Pricing Grid", "Tranche A Term Commitment", "Tranche B Term Commitment", "Tranche A Term Lender", "Tranche B Term Lender", "Tranche A Term Loan", "Tranche B Term Loan", "Tranche A Term Percentage" and "Tranche B Term Percentage" and in Sections 2.1, 2.2, 2.3, 4.2(e) and 6.2 shall not be so modified. Following the Effective Date and except as set forth in Section 4.4 of this Amendment, the Tranche A-2 Term Loans and the Tranche B-2 Term Loans shall amortize in the same amounts and on the same dates as are applicable to the Tranche A Term Loans and Tranche B Term Loans immediately prior to the Effective Date. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3.3 above) shall continue in full force and effect with respect to, and for the benefit of, each Lender that was a Tranche A Term Lender or Tranche B Term Lender prior to the Refinancing Date in respect of such Lender's Term Loans and Commitments under the Credit Agreement prior to the Refinancing Date. For purposes of clarification, it is acknowledged and agreed that no Tranche A Term Commitment remains available under the Credit Agreement.

     SECTION 4. Amendment of the Credit Agreement. The Credit Agreement is hereby amended, effective as of the First Amendment Effective Date, as follows (it being understood that all schedules and exhibits to the Credit Agreement shall continue to constitute schedules and exhibits to the Credit Agreement, as amended hereby, in the forms thereof immediately prior to the First Amendment Effective Date):

     4.1. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by (a) inserting the following new definitions in appropriate alphabetical order:

     "Additional Senior Unsecured Debt Documents": the agreements pursuant to which any Additional Senior Unsecured Notes are issued.

                  "Additional Senior Unsecured Notes": any Indebtedness of the Borrower having substantially the same terms and conditions as the Senior Unsecured Notes (but in no event with an earlier maturity) and any Guarantee Obligations of any Subsidiary Guarantors of Holdings in respect of such Indebtedness having substantially the same terms and conditions as the Guarantee Obligations relating to the Senior Unsecured Notes.


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

                  "Allocated Expenditure Use Amounts": at any time, an amount equal to (a) the sum (in each case, solely to the extent that the following are made or paid after the First Amendment Effective Date in reliance upon Permitted Acquisition Reserve Amounts) of (i) the consideration for all Permitted Acquisitions, (ii) the aggregate amount of Restricted Payments made pursuant to Section 8.6(e) and, to the extent made in reliance on borrowings of Tranche C Term Loans, pursuant to Section 8.6(i), (iii) the aggregate amount expended to redeem, repurchase or prepay Indebtedness to the extent permitted under Section 8.9, and (iv) the aggregate amount of any Investments made pursuant to Section 8.8(n) plus (b) the lesser of (i) the cash component of any Permitted Acquisition consummated in reliance on clause (III) of the second proviso in Section 8.8(m) and (ii) the Permitted Acquisition Reserve Amounts at the time such Permitted Acquisition is consummated.

                  "Borrower's Portion of Excess Cash Flow": with respect to each fiscal year of the Borrower, the portion of Excess Cash Flow for such fiscal year which is not required to be used to prepay Term Loans or to reduce Revolving Commitments pursuant to Section 4.2(d).

     "Excess Funded Amount": as defined in Section 3.4 of the First Amendment.

     "First Amendment": the First Amendment to this Agreement, dated as of December 5, 2003.

     "First Amendment Effective Date": the date on which the conditions precedent set forth in Section 5 of the First Amendment shall have been satisfied.

                  "Non-Cash Pay Holdings Debt": Permitted Holdings Debt which does not mature or amortize, and is not mandatorily redeemable, in whole or in part, or required to be repurchased or reacquired, in whole or in part, by Holdings (unless such redemption is required only if and to the extent then permitted by this Agreement), and which does not require any payment of cash interest, in each case prior to the date that is six months after the Tranche B-2 Maturity Date.

                           "Non-Cash Pay Preferred Stock": preferred stock of Holdings which (i) is not mandatorily redeemable, in whole or part, or required to be repurchased or reacquired, in whole or part, by (A) Holdings (unless such redemption is required only if and to the extent then permitted by this Agreement) or (B) the Borrower or any Subsidiary, and which do not require any payment of cash dividend or distributions, in each case, prior to the date that is six months after the Tranche B-2 Maturity Date, (ii) are not secured by any assets of Holdings, the Borrower or any Subsidiary, (iii) are not guaranteed by the Borrower or any Subsidiary and (iv) are not exchangeable or convertible into Indebtedness of Holdings or any Subsidiary (other than Non-Cash Pay Holdings Debt) or any preferred stock or other Capital Stock of Holdings, the Borrower or any Subsidiary (other than common equity of Holdings or Non-Cash Pay Preferred Stock).

     "Optional Tranche B-2 Prepayment Amount": as defined in Section 4.1(b).

                           "Permitted Acquisition Reserve Amounts": at any time, an amount equal to (a) the sum (in each case, if applicable, to the extent the following items occur after the First Amendment Effective Date and are not required to be used to prepay Term Loans and reduce Revolving Commitments pursuant to Section 4.2) of (i) 100% of the Net Cash Proceeds of any issuance of Capital Stock by any Group Member (other than issuances of Capital Stock to any Group Member or as contemplated by Section 8.6(d)), (ii) 100% of the Net Cash Proceeds from borrowings of Tranche C Term Loans, (iii) 100% of the Net Cash Proceeds from the issuance of Additional High Yield Debt and Additional Senior Unsecured Notes and (iv) an amount equal to the sum of the Borrower's Portion of Excess Cash Flow for each fiscal year ending after the First Amendment Effective Date minus (b) the amount of Allocated Expenditure Use Amounts at such time.

                  "Permitted Holdings Debt": Indebtedness of Holdings which (i) does not mature, and is not subject to mandatory repurchase, redemption or amortization (other than pursuant to customary asset sale or change in control provisions requiring redemption or repurchase only if and to the extent then permitted by this Agreement), in each case, prior to the date that is six months after the Tranche B-2 Maturity Date, (ii) is not secured by any assets of Holdings, the Borrower or any Subsidiary, (iii) is not Guaranteed by the Borrower or any Subsidiary,
         (iv) is not exchangeable or convertible into Indebtedness of Holdings (except other Permitted Holdings Debt), the Borrower or any Subsidiary or any preferred stock or other Capital Stock of Holdings, the Borrower or any Subsidiary (other than common stock or Non-Cash Pay Preferred Stock of Holdings, provided that any such exchange or conversion, if effected, would not result in an Event of Default pursuant to Section 9(k)) and (v) if subordinated, is subordinated to the Obligations pursuant to a written instrument delivered, and reasonably satisfactory, to the Administrative Agent or on terms substantially similar to (and no less favorable in any significant respect to the Lenders than) the subordination terms applicable to the Senior Subordinated Notes.

     "Term Loan Pricing Grid": the pricing grid attached hereto as Annex A-1.

     "Tranche A-2 Term Lender": each Lender that holds a Tranche A-2 Term Loan.

     "Tranche A-2 Term Loan": as defined in the First Amendment.

                  "Tranche A-2 Term Percentage": as to any Tranche A-2 Term Lender at any time, the percentage which the aggregate principal amount of such Lender's Tranche A-2 Term Loans then constitutes of the aggregate principal amount of all the Tranche A-2 Term Loans then outstanding.

                  "Tranche B-2 Maturity Date":  June 30, 2010.

     "Tranche B-2 Prepayment Amount": as defined in Section 4.2(h).

     "Tranche B-2 Term Lender": each Lender that holds a Tranche B-2 Term Loan.

     "Tranche B-2 Term Loan": as defined in the First Amendment.

                  "Tranche B-2 Term Percentage": as to any Tranche B-2 Lender at any time, the percentage which the aggregate principal amount of such Lender's Tranche B-2 Term Loans then outstanding constitutes the aggregate principal amount of all the Tranche B-2 Term Loans then outstanding.


                  "Tranche C Term Loans":  as defined in Section 4.16.

                  "Tranche C Term Loan Request":  as defined in Section 4.16.

     (b) amending and restating in their entirety the following definitions:

                  "Facility": each of (a) the Tranche A-2 Term Loans (the "Tranche A-2 Term Facility"), (b) the Tranche B-2 Term Loans (the "Tranche B-2 Term Facility"), and (c) the Revolving Commitments and the extensions of credit made thereunder (the "Revolving Facility").

                           "Reinvestment Notice": a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire, replace or repair fixed or capital assets useful in its business or to finance a Permitted Acquisition.

                  "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire, replace or repair fixed or capital assets useful in the Borrower's business or to finance a Permitted Acquisition.

                  "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earlier of (a) the date occurring 12 months after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire, replace or repair fixed or capital assets useful in the Borrower's business or to effect a Permitted Acquisition with all or any portion of the relevant Reinvestment Deferred Amount.

     "Term Lenders": the collective reference to the Tranche A-2 Term Lenders and the Tranche B-2 Term Lenders.

     "Term Loans": the collective reference to the Tranche A-2 Term Loans and the Tranche B-2 Term Loans.

     (c) by amending and restating the provisional clause in the definition of "Applicable Margin" to read in its entirety as follows:

                  "provided, that, on and after the first Adjustment Date (as defined in the Pricing Grid) occurring after the First Amendment Effective Date, the Applicable Margin with respect to Revolving Loans and Swingline Loans will be determined pursuant to the Pricing Grid, and provided, further, that (a) the Applicable Margin for Tranche A-2 Term Loans and Tranche

                  B-2 Term Loans shall be determined in accordance with the Term Loan Pricing Grid, (b) if at any time the Applicable Margin with respect to any outstanding Tranche C Term Loans is more than 0.25% greater than the Applicable Margin with respect to Tranche B-2 Term Loans, the Applicable Margin with respect to Tranche B-2 Term Loans shall be increased such that the Applicable Margin with respect to such Tranche B-2 Term Loans is equal to the greater of (i) the margins determined in accordance with the Term Loan Pricing Grid for each applicable Type of Loan and (ii) the margins applicable to each Type of Tranche C Term Loans minus 0.25% and (c) solely for the purpose of determining any adjustment to the Applicable Margin with respect to Tranche B-2 Term Loans required by clause (b) above, the Applicable Margin with respect to Tranche C Term Loans shall reflect any original issue discount ("OID") applicable to the Tranche C Term Loans (with OID being equated to Applicable Margin based on an assumed four-year life to maturity)."

     (d) amending the second parenthetical contained within the definition of "Asset Sale" to read as follows: "(other than clauses (j) and (l) thereof))".

     (e) amending the definition of "Consolidated EBITDA" to add a new clause after clause (f) thereof to read as follows: "(g) all non-recurring charges consisting of (i) severance costs associated with a restructuring, (ii) payments of customary investment and commercial banking fees and expenses, (iii) cash premiums or penalties payable in connection with the early extinguishment of Indebtedness and (iv) corporate relocation expenses" and by adding the words "non-recurring or" before the word "non-cash" in the second clause (c) in such definition.

     (f) adding the words "or (xviii)" after the words "clause (xv)" in the definition of "Excluded Indebtedness".

     (g)  amending  the  definition  of "Excess  Cash Flow" by  deleting  clause
(b)(iii)   thereof  in  its  entirety   and   relettering   subsequent   clauses
appropriately.

     (h) amending the word "Acquisition" contained within clause (d) of the definition of "Indebtedness" to read "acquisition".

     (i) amending clause (i) of the definition of "Permitted Acquisition" to read as follows:

                  "(i) the Capital Stock of the Material Joint Venture not owned by the Borrower on the date hereof or the operating assets which were owned by the Material Joint Venture prior to the transfer thereof by the Material Joint Venture and are subject to the arrangements described in the Material Agreements (other than the agreement referred to in clause (c) of the definition thereof)".

     (j) amending the definition of "Specified Change of Control" to include the
words  "or  Additional   Senior   Unsecured  Debt  Documents"  after  the  words
"Additional High Yield Debt Documents" appearing therein.

     (k) amending the definition of "Subsidiary" by adding the following sentence at the end thereof:

                           "In the event that DonTech II becomes a wholly owned
                  Subsidiary of the Borrower, then from and after such date DonTech II shall be considered a "Subsidiary" for all purposes of the Loan Documents (including Section 7.10(c) of the Credit Agreement) and all references herein and in the Loan Documents to "Material Joint Venture" other than those contained in Sections 8.2(b)(ii), 8.3(b)(xiii) and 8.5(l) of the Credit Agreement shall thereafter cease to apply to DonTech II.".

     4.2. Addition of References to "Additional Senior Unsecured Notes". Sections 7.10(f), 8.9(b) and 8.12 of the Credit Agreement are hereby amended such that all references to "Additional High Yield Debt" contained therein shall be immediately followed by the words "or Additional Senior Unsecured Notes".

     4.3. Addition of References to "Additional Senior Unsecured Debt Documents". Sections 8.14 and 8.15 of the Credit Agreement are hereby amended such that all references to "Additional High Yield Debt Documents" contained therein shall be immediately followed by the words "or Additional Senior Unsecured Debt Documents".

     4.4. Amendment to Section 2.4(b). Section 2.4(b) of the Credit Agreement is hereby amended by deleting the reference to "$153,000,000" set opposite "June 30, 2010" and substituting in lieu thereof "$185,000,000".

     4.5. Amendments to Section 4.2. (a) Section 4.2(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(a) If any Indebtedness shall be incurred by any Group Member (other than Excluded Indebtedness), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Commitments as set forth in Section 4.2(g); provided that (i) to the extent that the Consolidated Leverage Ratio as of the date of incurrence of Indebtedness pursuant to clause (xv) or (xviii) of
         Section 8.2(a), calculated on a pro forma basis after giving effect to the incurrence of such Indebtedness (and any required repayments hereunder), is greater than or equal to 4.0 to 1.0 but less than 5.0 to 1.0, in each case after giving effect thereto, only 75% of the Net Cash Proceeds of such Indebtedness shall be applied on the date of such incurrence toward the prepayment of the Term Loans and the reduction of the Revolving Commitments as set forth in Section 4.2(g) and (ii) to the extent that the Consolidated Leverage Ratio as of the date of incurrence of Indebtedness pursuant to clause (xv) or (xviii) of
         Section 8.2(a), calculated on a pro forma basis after giving effect to the incurrence of such Indebtedness (and any required repayments hereunder), is less than 4.0 to 1.0 after giving effect thereto, no prepayment of Term Loans or reduction of Revolving Commitments shall be required pursuant to this Section."

     (b) Section 4.2(b) of the Credit Agreement is hereby amended by inserting the following provisional clause at the end of the last sentence thereof:

                  "provided that to the extent that the Consolidated Leverage Ratio as of the date of such issuance or sale of Capital Stock, calculated on a pro forma basis after giving effect to the such issuance or sale (and any required repayments hereunder), is less than
         4.5 to 1.0 after giving effect thereto, no prepayment of Term Loans or reduction of Revolving Commitments shall be required pursuant to this Section."

     (c) Section 4.2(c) of the Credit Agreement is hereby amended to add the following at the end thereof:

                  "or Additional Senior Unsecured Notes, provided, further, that in the case of a Disposition permitted by Section 8.5(l), an amount equal to 50% of the Net Cash Proceeds thereof shall be applied toward the prepayment of the Term Loans and the reduction of the Revolving Commitments as set forth in Section 4.2(g) and the Borrower shall not be permitted to deliver a Reinvestment Notice with respect to such Disposition".

     (d) Section 4.2(d) of the Credit Agreement is hereby amended by adding the following provisional clause at the end of the first sentence thereof:

                  ", provided that the amount of any prepayment of Term Loans and reduction of Revolving Commitments required pursuant to this
         Section 4.2(d) shall be reduced by the amount of any optional prepayments of Term Loans and optional prepayments of Revolving Loans and Swingline Loans to the extent accompanying permanent optional reductions of Revolving Commitments, in each case to the extent such prepayments are made during the relevant fiscal year."

     (e) Section 4.2(i) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           "(i) [Intentionally omitted]."

     4.6.  Amendments  to  Section  4.8.  All  references  to  "Tranche  A  Term
Percentages" and "Tranche B Term Percentages" in Section 4.8 of the Credit Agreement are amended to refer to "Tranche A-2 Term Percentages" and "Tranche B-2 Term Percentages", respectively.

     4.7. Amendment to Section 4.13. Section 4.13 of the Credit Agreement is amended by inserting the following clause immediately prior to the provisional clause appearing therein:

                  " or (c) does not consent to any amendment to the Loan Documents which is otherwise approved by the Required Lenders".

     4.8. Amendment to Section 4. Section 4 of the Credit Agreement is hereby amended to add a new section at the end thereof to read in its entirety as follows:

                  "4.16 Tranche C Term Loans. (a) In accordance with the provisions of this Section 4.16, the Borrower may, at its option, at any time during the term of this Agreement, request in writing that the Facilities be increased by up to $400,000,000; provided that (i) no Default or Event of Default shall exist at the time of or after giving effect to such increase and the use of proceeds thereof, (ii) immediately after giving effect to the incurrence of such Indebtedness, the Borrower shall be in compliance with the covenants set forth in
         Section 8.1 opposite the period in which the date of the relevant Indebtedness Measurement Date falls (and, for purposes of determining such compliance, "Consolidated EBITDA", the "Consolidated Fixed Charge Coverage Ratio" and the "Consolidated Interest Coverage Ratio" shall each be as in effect on the last day of the fiscal quarter most recently ended on or prior to such Indebtedness Measurement Date and adjusted to give effect to the proposed incurrence of Indebtedness and the uses of the proceeds thereof as if such Indebtedness had been incurred and other relevant transactions had occurred on the first day of the relevant period for testing compliance and "Consolidated Total Debt" and "Consolidated Senior Secured Debt" shall be as in effect on such Indebtedness Measurement Date and assuming the proposed Indebtedness had been incurred), (iii) the increase to the Facilities shall be a single new tranche of term loans (the "Tranche C Term Loans" ) which may be borrowed in up to three separate fundings (subject to a minimum amount for any such funding of $100,000,000) and which, except as otherwise specifically provided in this Section, shall have the same terms and conditions as the Tranche B-2 Term Loans, shall be entitled to share pari passu with the Term Loans in all optional and mandatory prepayments under Section 4.2, shall have the same rights under Sections 4.1(b) and 4.2(h) as the Tranche B-2 Term Loans, shall be secured under the Security Documents on a pari passu basis with all of the other Obligations, shall be entitled to all of the other benefits of this Agreement and the other Loan Documents as if such Tranche C Term Loans were Loans or Term Loans, as applicable, and shall be considered a new Facility.

                  (b) The Applicable Margin for Tranche C Term Loans and the amortization and maturity thereof shall be as agreed upon by the Borrower, the Administrative Agent and each Lender providing such Tranche C Term Loans; provided that any such Tranche C Term Loans shall not amortize (on a percentage basis) any faster than the Tranche B-2 Term Loans and shall not mature prior to the Tranche B-2 Maturity Date. Any request for Tranche C Term Loans (a "Tranche C Term Loan Request") shall be submitted by the Borrower to the Lenders through the Administrative Agent not less than 10 days prior to the proposed borrowing date, specify the proposed borrowing date, and amount of such borrowing and shall be accompanied by (i) a certificate of a Responsible Officer of the Borrower stating that no Default or Event of Default exists as of the date of the request or will result from the requested borrowing, (ii) a written consent to the increase in the amount of the Loans outstanding hereunder executed by the Guarantors and (iii) such information as the Administrative Agent may reasonably request. The Borrower may not pay any fees to those Lenders which agree to provide Tranche C Term Loans (other than fees payable under this Agreement). The consent of the Lenders parties to this Agreement at the time of such increase shall not be required for any such borrowing of Tranche C Term Loans pursuant to this Section.

                   (c) Each Lender shall have the option to approve a Tranche C Term Loan Request in its sole and absolute discretion. The failure to approve such a request by any number of Lenders shall not affect the Borrower's right to borrow Tranche C Term Loans pursuant to this Section. Notwithstanding any other provision hereof, no Lender which fails to approve a Tranche C Term Loan Request shall be (i) subject to removal as a Lender as a result of such failure to approve, (ii) obligated to lend any Tranche C Term Loan or (iii) as a result of such failure to approve, deemed to be in default in any respect hereunder.

                   (d) In responding to any Tranche C Term Loan Request under this Section, each Lender that is willing to make such Tranche C Term Loans shall specify the maximum amount of Tranche C Term Loans that it is willing to make. The borrowing of any Tranche C Term Loans shall be contingent upon (i) execution and delivery by the Administrative Agent and the Borrower of documentation satisfactory to the Administrative Agent relating to such Tranche C Term Loans, (ii) execution and delivery by each Lender providing Tranche C Term Loans of documentation satisfactory to the Borrower and the Administrative Agent, (iii) execution and delivery by the Borrower (and, if applicable, Holdings and its Subsidiaries) of such amendments to the Security Documents (including amendments to the Mortgages) or such other documents as the Administrative Agent reasonably deems necessary or desirable to reflect the making of the Tranche C Term Loans, and (iv) receipt by the Administrative Agent of such corporate resolutions and officer's certificates of the Loan Parties and legal opinions of counsel to the Loan Parties as the Administrative Agent shall reasonably request with respect thereto, in each case, in form and substance reasonably satisfactory to the Administrative Agent. In the case of any such documentation executed by any Person that was not theretofore a Lender, upon the making of its Tranche C Term Loans, such Person shall be a party hereto and a Lender hereunder.

                   (e) If the aggregate principal amount committed to by the approving Lenders is less than the amount requested, the Borrower may
         (i) withdraw its request for Tranche C Term Loans in its entirety, (ii) accept the offered amounts, (iii) designate one or more additional banks, financial institutions or other entities which are reasonably acceptable to the Administrative Agent as additional Lenders hereunder in accordance with clause (f) of this Section (each, a "New Lender"), which New Lenders may commit to the amount of the Tranche C Term Loans that has not been committed to by the approving Lenders, or (iv) request the consenting Lenders to commit to the amount of such request not previously committed to by the approving Lenders.

                  (f) Each New Lender designated by the Borrower shall become an additional party hereto as a Lender concurrently with the making of the Tranche C Term Loans and the documentation pursuant to which the Tranche C Term Loans are made shall, in any event, contain the representations, warranties, indemnities and other protections afforded to the Administrative Agent and the other Lenders which would be granted or made by an Assignee under Section 11.6 by means of the execution of an Assignment and Acceptance."

     4.9. Amendment to Section 5.15. Section 5.15 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the existing paragraph:

                  "The proceeds of any Tranche C Term Loans shall be used (i) to finance Permitted Acquisitions and to pay related fees and expenses,
         (ii) to finance the redemption, repurchase or prepayment of Indebtedness permitted under clauses (vi) or (vii) of Section 8.9(a) or
         (iii) to finance Restricted Payments permitted under Section 8.6(i) with the proceeds thereof."

     4.10. Amendment to Section 5.20. Section 5.20 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "5.20 Senior Debt. The Obligations constitute "Senior Debt" and "Designated Senior Debt" of the Borrower and each Subsidiary Guarantor under and as defined in the Senior Subordinated Notes Indenture and the Existing Subordinated Debt Documents, respectively. The Obligations constitute "Senior Debt" (or its equivalent) of the Borrower and each Subsidiary Guarantor party thereto (if any) under and as defined in the Additional High Yield Debt Documents (if any)."

     4.11. Amendments to Section 8.2. Section 8.2 of the Credit Agreement has been amended as follows:

     (a)  by  deleting  clause  (B)  of  the   provisional   clause  in  Section
8.2(a)(vii).

     (b) by amending and restating Section 8.2(a)(x) to read in its entirety as follows:

                  "(x) (i) during the Escrow Period, Indebtedness under the Existing Credit Agreement and the Existing Subordinated Notes and (ii) thereafter, Indebtedness under the Existing Subordinated Notes not refinanced (A) pursuant to the Tender Offer, (B) with the proceeds of any Tranche C Term Loans or (C) with proceeds of Additional High Yield Debt or Additional Senior Unsecured Notes, in each case which shall constitute the exclusive provisions pursuant to which the Existing Subordinated Notes may be refinanced (other than with the proceeds of Tranche B-2 Term Loans or as permitted by Section 8.9(a)(vii));".

     (c) by amending and restating Section 8.2(a)(xv) to read in its entirety as follows:

                  "(xv) Additional High Yield Debt or Additional Senior Unsecured Notes, so long as Holdings and its Subsidiaries are in compliance, on a pro forma basis after giving effect to the incurrence of such Additional High Yield Debt or Additional Senior Unsecured Notes, as the case may be, with the covenants set forth in Section 8.1 opposite the period in which the relevant Indebtedness Measurement Date falls (and, for purposes of determining such compliance, "Consolidated EBITDA," the "Consolidated Fixed Charge Coverage Ratio" and the "Consolidated Interest Coverage Ratio" shall each be as in effect on the last day of the fiscal quarter most recently ended on or prior to such Indebtedness Measurement Date and adjusted to give effect to the proposed incurrence of Indebtedness and the uses of the proceeds thereof as if such Indebtedness had been incurred on the first day of the relevant period for testing compliance and "Consolidated Total Debt" and "Consolidated Senior Secured Debt" shall be as in effect on such Indebtedness Measurement Date and assuming the proposed Indebtedness had been incurred); provided that no Default or Event of Default shall have then occurred and be continuing or would result therefrom;".

     (d) by amending and restating Section 8.2(a)(xvii)(C) to read in its entirety as follows:

                   "(C) Indebtedness of the Borrower and the Subsidiary Guarantors or Holdings incurred to refinance, refund or replace the Senior Unsecured Notes without increasing the principal amount thereof, so long as such Indebtedness constitutes either Additional High Yield Debt or Additional Senior Unsecured Notes; and".

     (e) by adding a new clause at the end of Section 8.2(a) to read in its entirety as follows:

                  "(xviii) Permitted Holdings Debt, provided that (i) the aggregate outstanding principal amount of Permitted Holdings Debt which is not Non-Cash Pay Holdings Debt may not exceed $500,000,000 at any time, (ii) the Borrower and the Subsidiaries are in compliance, on a pro forma basis after giving effect to the incurrence of such Permitted Holdings Debt, with the covenants set forth in Section 8.1 opposite the period in which the relevant Indebtedness Measurement Date falls (and, for purposes of determining such compliance, "Consolidated EBITDA", the "Consolidated Fixed Charge Coverage Ratio" and the "Consolidated Interest Coverage Ratio" shall each be as in effect on the last day of the fiscal quarter most recently ended on or prior to such Indebtedness Measurement Date and adjusted to give effect to the proposed incurrence of Indebtedness and the uses of the proceeds thereof as if such Indebtedness had been incurred on the first day of the relevant period for testing compliance and "Consolidated Total Debt" and "Consolidated Senior Secured Debt" shall be as in effect on such Indebtedness Measurement Date and assuming the proposed Indebtedness had been incurred), and (iii) the Net Cash Proceeds of such Indebtedness are applied to prepay the Term Loans and reduce the Revolving Commitments to the extent required by Section 4.2."

     (f) by deleting the reference to "$25,000,000" in Section 8.2(b)(ii) and substituting in lieu thereof "$50,000,000".

     4.12. Amendment to Section 8.3. Section 8.3(a)(xv) of the Credit Agreement is hereby amended by deleting the reference to "$5,000,000" therein and substituting in lieu thereof a reference to "$25,000,000".

     4.13. Amendments to Section 8.5. Section 8.5 of the Credit Agreement is hereby amended as follows:

     (a) by inserting a semicolon and the word "and" in lieu of the period at the end of Section 8.5(k).

     (b) by adding a new paragraph (l) at the end of Section 8.5 to read in its entirety as follows:

                  "(l) the Disposition in a single transaction of all of the Capital Stock of the Material Joint Venture owned by the Group Members and all related assets, including, without limitation, all of the rights of the Group Members under the Material Agreements, provided, that (i) the consideration received by the Group Members shall not be less than an amount equal to the product of (A) the portion of Consolidated EBITDA for the period of four consecutive fiscal quarters ended on the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 7.1 attributable to assets disposed of in such Disposition times (B) 6,
         (ii) immediately after giving effect to such Disposition, (A) the Borrower shall be in compliance with the covenants in Section 8.1 as of the end of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 7.1, calculated as if such Disposition had occurred on the first day of the relevant period (and for purposes of determining such compliance, "Consolidated EBITDA", the "Consolidated Fixed Charge Coverage Ratio" and the "Consolidated Interest Coverage Ratio" shall each be as in effect on the last day of the fiscal quarter ended on or prior to the date of such Disposition and adjusted to give effect to such Disposition as if it occurred on the first day of the relevant period for testing compliance, and "Consolidated Total Debt" and "Consolidated Senior Secured Debt" shall be as in effect on the date of such Disposition and assuming the Disposition had occurred), and (B) there shall be no increase (measured to the nearest one decimal place) in the Consolidated Leverage Ratio or the Consolidated Senior Secured Leverage Ratio (as so calculated), (iii) the Administrative Agent shall have received, at least 15 Business Days prior to the completion of such Disposition, a certificate of a Responsible Officer setting forth in reasonable detail the calculations necessary to comply with the requirement of the immediately preceding clauses (i) and (ii), (iv) no Default or Event of Default shall have occurred and be continuing or would result therefrom, (v) at least 75% of the consideration therefor shall consist of cash and Permitted Investments, and (vi) upon consummation of such Disposition, the Borrower shall prepay Term Loans and reduce Revolving Commitments to the extent required pursuant to
         Section 4.2(c)".

     4.14. Amendments to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended as follows:

     (a) by adding the following words at the end of Section 8.6(c):

                           "or (iii) pay interest on Permitted Holdings Debt
                  (other than Non-Cash Pay Holdings Debt)".

     (b) by amending and restating Section 8.6(e) to read in its entirety as follows:

                  "(e) Holdings may pay quarterly dividends on the Preferred Stock in an aggregate amount not to exceed 100% of the Net Cash Proceeds of any issuance of Capital Stock of Holdings after the First Amendment Effective Date (other than issuances of Capital Stock to any Group Member or as contemplated by Section 8.6(d)) which are not required to be used to prepay Term Loans or reduce Revolving Commitments pursuant to Section 4.2(b) minus the sum of (i) the aggregate amount of Permitted Acquisitions consummated in reliance on clause (a)(ii) of the definition of Permitted Acquisition Reserve Amounts, (ii) the aggregate amount expended to redeem, repurchase or prepay Indebtedness in reliance upon Section 8.9(a)(vii)(B) and (iii) the aggregate amount of Investments consummated pursuant to Section 8.8(n) in reliance upon such Net Cash Proceeds, provided that no Default or Event of Default shall have then occurred and be continuing or would result therefrom;".

     (c) by adding the following words at the end of Section 8.6(h):

                  "(or, to the extent that the Consolidated Leverage Ratio is less than 5.0 to 1.0 at the time such Restricted Payment is made, $15,000,000); and

     (d) by adding a new paragraph to Section 8.6 at the end thereof to read in its entirety as follows:

                  "(i) Holdings may, so long as no Default or Event of Default shall have then occurred and be continuing or shall result therefrom, repurchase the Preferred Stock or pay dividends in respect thereof in an amount equal to 100% of the Net Cash Proceeds of borrowings of Tranche C Term Loans after the First Amendment Effective Date, provided that the amount of Restricted Payments that may be made in reliance on borrowings of Tranche C Term Loans shall be reduced by the amount of Permitted Acquisitions and redemptions, repurchases and prepayments of Indebtedness made pursuant to Sections 8.8 and 8.9, respectively, in reliance on such borrowings.".

     4.15. Amendments to Section 8.8. Section 8.8 of the Credit Agreement is hereby amended as follows:

     (a) the reference to "$25,000,000" in Section 8.8(h) is hereby deleted and replaced with a reference to "$50,000,000".

     (b) by amending and restating Section 8.8(m) to read in its entirety as follows:

                  "(m) Investments not otherwise permitted by the foregoing clauses of this Section and consisting of (x) a Permitted Acquisition, provided that (i) the consideration for any such Permitted Acquisition shall consist of common stock of the Borrower, cash, assumed Indebtedness or any combination thereof, and (ii) the aggregate amount of cash and assumed Indebtedness in connection with all such Permitted Acquisitions shall not exceed an amount equal to the sum of (A) the product of $12,500,000 (or, in the case of any fiscal quarter with respect to which the Consolidated Leverage Ratio (measured on the last day of such fiscal quarter) is less than 4.5 to 1.0, $18,750,000) times the number of fiscal quarters elapsed since January 1, 2003, (B) the amount of Permitted Acquisition Reserve Amounts at such time and (C) the cash portion of the consideration for any Permitted Acquisition which is financed with the proceeds of a Reinvestment Event to the extent permitted pursuant to Section 4.2(c), provided, further, that
         (I) at least seven Business Days prior to consummating any Permitted Acquisition, the Borrower shall have delivered to the Lenders a certificate of a Responsible Officer of the Borrower certifying that the conditions described in the definition of "Permitted Acquisition" have been met with respect thereto and setting forth in reasonable detail satisfactory to the Administrative Agent the calculations required to be made pursuant to clause (c) of such definition and the assumptions used by the Borrower to make such calculations; (II) in the case of Permitted Acquisitions made in reliance on clauses (a)(ii) and
         (a)(iii) of the definition of Permitted Acquisition Reserve Amounts and in reliance on the next succeeding clause (III), the aggregate consideration in respect of such Permitted Acquisitions made in reliance on such clauses may not exceed (measured at the time that the relevant Permitted Acquisition is consummated) $350,000,000 (or $500,000,000, to the extent that the Consolidated Leverage Ratio at such time, calculated on a pro forma basis as if such Permitted Acquisition and any Indebtedness incurred in connection therewith had been consummated or incurred, as the case may be, on the first day of the relevant period, is less than 5.0 to 1.0) and (III) the Borrower may acquire all of the Capital Stock of the Material Joint Venture not owned by it or the operating assets which were owned by the Material Joint Venture prior to the transfer thereof by the Material Joint Venture and are subject to the arrangements described in the Material Agreements (other than the agreement referred to in clause (c) of the definition thereof), in each case for cash consideration without regard to any limitation on the cash portion of the consideration for any Permitted Acquisition (but subject to the immediately preceding clause
         (II)) so long as the Borrower is in compliance with the covenants in
         Section 8.1, calculated on a pro forma basis as if such acquisition occurred on the first day of the relevant period and any Indebtedness incurred to finance such acquisition were incurred on such day (and, for purposes of determining such compliance, "Consolidated EBITDA", the "Consolidated Fixed Charge Coverage Ratio" and the "Consolidated Interest Coverage Ratio" shall each be as in effect on the last day of the fiscal quarter most recently ended on or prior to the date of such Permitted Acquisition and adjusted to give effect to the proposed Permitted Acquisition as if such Permitted Acquisition had been incurred on the first day of the relevant period for testing compliance and "Consolidated Total Debt" and "Consolidated Senior Secured Debt" shall be as in effect on the date of such Permitted Acquisition and assuming the proposed Permitted Acquisition had occurred), and (y) Investments in joint ventures and partnerships (other than Permitted Acquisitions) organized under the laws of any jurisdiction within the United States of America and conducting substantially all of its business therein in an aggregate amount not to exceed on any date $15,000,000; and".

     (c) Section 8.8(n) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(n) Investments not otherwise permitted by the foregoing clauses of this Section, so long as the aggregate amount of such Investments, together with all other Investments permitted pursuant to this Section 8.8(n) prior to the date thereof, shall not exceed the sum of (i) $50,000,000 and (ii) (1) 100% of the Net Cash Proceeds of any issuance of Capital Stock by any Group Member after the First Amendment Effective Date (other than issuances of Capital Stock to any Group Member or as contemplated by Section 8.6(d)) which are not required to be used to prepay Term Loans or reduce Revolving Commitments pursuant to Section 4.2(b) minus (2) the sum of (x) the aggregate amount of

         Restricted Payments made pursuant to Section 8.6(e) since the First Amendment Effective Date, (y) the aggregate amount expended to redeem, repurchase or prepay Indebtedness in reliance upon Section 8.9(a)(vii)(B) and (z) the aggregate amount of other Investments consummated in reliance upon clause (a)(i) of the definition of Permitted Acquisition Reserve Amounts."

     4.16. Amendments to Section 8.9(a). Section 8.9(a) of the Credit Agreement is hereby amended by adding two new clauses between the existing clauses (v) and
(vi) thereof (and relettering existing clause (vi) as new clause (viii)) as follows:

                   "(vi) redemptions or repurchases of the Existing Subordinated Notes, (vii) redemptions, repurchases or prepayments of other Indebtedness so long as the aggregate amount of cash expended in connection therewith since the First Amendment Effective Date shall not exceed the sum of (A) the Net Cash Proceeds of borrowings of Tranche C Term Loans after the First Amendment Effective Date which are not used for Restricted Payments or Permitted Acquisitions made pursuant to Sections 8.6 or 8.8, respectively, (B) (1) 100% of the Net Cash Proceeds of any issuance of Capital Stock by any Group Member after the First Amendment Effective Date (other than issuances of Capital Stock to any Group Member or as contemplated by Section 8.6(d)) which are not required to be used to prepay Term Loans or reduce Revolving Commitments pursuant to Section 4.2(b) minus (2) the sum of (x) the aggregate amount of Restricted Payments made pursuant to Section 8.6(e) since the First Amendment Effective Date, (y) the aggregate amount of Permitted Acquisitions consummated in reliance upon clause (a)(i) of the definition of Permitted Acquisition Reserve Amounts and (z) other Investments consummated pursuant to Section 8.8(n) in reliance upon such Net Cash Proceeds, (C) (1) an amount equal to the sum of the Borrower's Portion of Excess Cash Flow for each fiscal year elapsed since the First Amendment Effective Date minus (2) the aggregate amount of Permitted Acquisitions consummated in reliance upon clause (a)(iv) of the definition of Permitted Acquisition Reserve Amounts and (D) the Excess Funded Amount;".

     4.17. Amendments to Section 8.18. Section 8.18 of the Credit Agreement is hereby amended by restating clause (i) thereof to read in its entirety as follows:

                  "(i) any Material Agreement (other than any amendment, supplement or other modification that could not reasonably be expected to have a material adverse effect on the Consolidated EBITDA attributable to such Material Agreement), except with the consent of the Agents (not to be unreasonably withheld), provided, however, that such consent shall not be required to amend, supplement or otherwise modify the confidentiality provisions therein (subject to Section 7.6 of this Agreement), and solely in the case of the Indemnity Agreement, for any such amendment, supplement or modification that could not reasonably be expected to have a Material Adverse Effect,".

     4.18. Amendments to Section 9. Section 9 of the Credit Agreement is hereby amended as follows:

     (a) by amending and restating clause (z) of Section 9(l)(ii) to read in its entirety as follows:

                  "(z) obligations with respect to its Capital Stock and Permitted Holdings Debt".
     (b) by amending Section 9(o) to insert the words "or Additional High Yield Debt" immediately after each reference to "Senior Subordinated Notes" contained therein and the words "or the Additional High Yield Debt Documents" immediately after the reference to "the Senior Subordinated Notes Indenture" contained therein.

     4.19. Amendment to Section 11.15. Section 11.15 of the Credit Agreement is hereby amended by adding the following at the end thereof:

                  "Notwithstanding anything herein to the contrary, any party to this Agreement (and any employee, representative, or other agent of any party to this Agreement) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such U.S. tax treatment and U.S. tax structure. However, any such information relating to the U.S. tax treatment or U.S. tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.".

     4.20. Addition of Term Loan Pricing Grid. The Credit Agreement is hereby amended by adding thereto a new annex in the form of Annex A-1 to this Amendment and to be referred to as Annex A-1 to the Credit Agreement.

     SECTION 5. Effectiveness. This Amendment shall become effective as of the date (the "First Amendment Effective Date") on which the following conditions have been satisfied:

     (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of
(i) the Borrower and Holdings, (ii) the Required Lenders and (iii) each Renewing Term Lender.

     (b) To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

     SECTION 6. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

     (b) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 7. General.

     7.1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     7.2. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

     7.3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

     7.4. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                     R.H. DONNELLEY CORPORATION


                     By:  /s/ Jenny L. Apker
                          ------------------------------------------------
                          Name: Jenny L. Apker
                          Title: Vice President & Treasurer


                     R.H. DONNELLEY INC.


                     By:  /s/ Jenny L. Apker
                          ------------------------------------------------
                          Name: Jenny L. Apker
                          Title: Vice President & Treasurer


                     DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative
                     Agent


                     By:  /s/ Scottye Lindsey
                          ------------------------------------------------
                          Name: Scottye Lindsey
                          Title: Vice President


                     BEAR STEARNS CORPORATE LENDING INC., as Joint Syndication Agent


                     By:  /s/ Victor Bulzacchelli
                          ------------------------------------------------
                          Name: Victor Bulzacchelli
                          Title: Authorized Agent


                     CITICORP NORTH AMERICA, INC., as Joint Syndication Agent


                     By:  /s/ John Judge
                          ------------------------------------------------
                          Name: John Judge
                          Title: Vice President

                           DEUTSCHE BANK SECURITIES INC., as Joint Lead Arranger


                           By:  /s/ Stephanie L. Perry
                                ------------------------------------------------
                                Name: Stephanie L. Perry
                                Title: Vice President


                           CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger


                           By:  /s/ John Judge
                                ------------------------------------------------
                                Name: John Judge
                                Title: Vice President


                           BEAR, STEARNS & CO. INC., as Joint Lead Arranger


                           By:  /s/ Keith C. Barnish
                                ------------------------------------------------
                                Name: Keith C. Barnish
                                Title: Authorized Signatory



                                                                       Annex A-1
                                                                       ---------

                           PRICING GRID FOR TERM LOANS


----------------------- --------------------------------------------------- ---------------------------------------------------

    Pricing Level             Applicable Margin for Eurodollar Loans              Applicable Margin for Base Rate Loans
----------------------- --------------------------------------------------- ---------------------------------------------------
                         Tranche A-2 Term Loans    Tranche B-2 Term Loans    Tranche A-2 Term Loans    Tranche B-2 Term Loans

----------------------- -------------------------- ------------------------ ------------------------- -------------------------
          I                       2.25%                     2.25%                    1.25%                     1.25%
----------------------- -------------------------- ------------------------ ------------------------- -------------------------
          II                      2.00%                     2.00%                    1.00%                     1.00%
----------------------- -------------------------- ------------------------ ------------------------- -------------------------
         III                      1.75%                     2.00%                    0.75%                     1.00%
----------------------- -------------------------- ------------------------ ------------------------- -------------------------

The Applicable Margin for Tranche A-2 Term Loans and Tranche B-2 Term Loans shall initially be based on Pricing Level I and shall be adjusted, on and after the first Adjustment Date (as defined below) occurring after the First Amendment Effective Date, based on changes in the Consolidated Leverage Ratio, with such adjustments to become effective on the date (the "Adjustment Date") that is three Business Days after the date on which the relevant financial statements are delivered to the Lenders pursuant to Section 7.1 and to remain in effect until the next adjustment to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified in Section 7.1, then, until the date that is three Business Days after the date on which such financial statements are delivered, the highest rate set forth in each column of the Pricing Grid shall apply. On each Adjustment Date, the Applicable Margin for Tranche A-2 Term Loans and Tranche B-2 Term Loans shall be adjusted to be equal to the Applicable Margins opposite the Pricing Level determined to exist on such Adjustment Date from the financial statements relating to such Adjustment Date.

                  As used herein, the following rules shall govern the determination of Pricing Levels on each Adjustment Date:

                  "Pricing Level I" shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the relevant period is greater than or equal to
4.50 to 1.00.

                  "Pricing Level II" shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the relevant period is less than 4.50 to 1.00 but greater than or equal to 4.00 to 1.00.

                   "Pricing Level III" shall exist on an Adjustment Date if the Consolidated Leverage Ratio for the relevant period is less than 4.00 to 1.00.



                                       26